Exhibit 10.1.1

EXECUTION VERSION

AMENDMENT dated as of May 30, 2013 (this “Amendment”), to the Credit Agreement referred to below, among MACY'S RETAIL HOLDINGS, INC. (the “Borrower”), and JPMORGAN CHASE BANK, N.A. and BANK OF AMERICA, N.A., as Administrative Agents (together, the “Administrative Agent”).

Reference is made to the Credit Agreement dated as of May 10, 2013, among the Borrower, Parent, the Lenders party thereto, the Administrative Agent and the Paying Agent (the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.
WHEREAS pursuant to Section 9.02(b)(B) of the Credit Agreement, any provision of the Credit Agreement may be amended by an agreement in writing entered into by the Borrower and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency; and
WHEREAS the Borrower and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Credit Agreement be amended as provided herein in accordance with Section 9.02(b)(B) of the Credit Agreement.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendment to the Credit Agreement. The definition of “Consolidated EBITDA” is hereby amended so that clause (b)(iii) of such definition is replaced in its entirety by the following:
“(iii) any payments made during such period that were added as a non-cash charge in a previous period pursuant to clause (a)(vi) above,”.
SECTION 2. Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

Macy's Retail holdings, Inc.,
by
/s/ Karen Hoguet
Name: Karen M. Hoguet
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent,
by
/s/ Sarah L. Freedman
Name: Sarah L. Freedman
Title: Executive Director

Bank of America, N.A., as Administrative Agent,
by
/s/ Jaime C. Eng
Name: Jaime C. Eng
Title: Vice President